                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Security Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



                            SECURITY FINANCIAL CORP.







                            NOTICE OF ANNUAL MEETING



                                       AND


                                 PROXY STATEMENT









                           ANNUAL SHAREHOLDERS MEETING


                                 April 25, 2000

                            SECURITY FINANCIAL CORP.
                              1 South Main Street
                               Niles, Ohio 44446


                           NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 April 25, 2000

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         Notice is hereby given that the Annual Meeting of the Shareholders of Security Financial Corp. (the "Corporation") will be held at the main office of the Corporation, 1 South Main Street, Niles, Ohio, on April 25, 2000, at 3:30 p.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of two Directors (to be elected to Class III of the Corporation's staggered Board of Directors) to serve a three-year term or until their successors shall have been elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Corporation.

         Shareholders of record at the close of business on February 29, 2000, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

                                          By order of the Board of Directors



                                          Lynn M. Bowers, Corporate Secretary


March 31, 2000

                                    IMPORTANT

         WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                            SECURITY FINANCIAL CORP.
                                   NILES, OHIO


                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Security Financial Corp. (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2000, in accordance with the foregoing notice.

         Security Financial Corp. is a registered bank holding company of the Security Dollar Bank (hereinafter referred to as the "Bank" or, sometimes collectively with Security Financial Corp., as the "Corporation"), its principal subsidiary.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All costs associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 31, 2000.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the two persons listed in this Proxy Statement.

                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of common stock of the Corporation held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The two nominees for Director who receive the largest number of votes cast "For" will be elected as Directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of Directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on February 29, 2000, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of February 29, 2000, the Corporation had outstanding 361,776 shares of no par value common stock.

         All Directors and Executive Officers of the Corporation as a group (comprised of 10 individuals), beneficially held 35,410 shares of the Corporation's common stock as of February 29, 2000, representing 9.79 percent of the outstanding common stock of the Corporation.

         To the Corporation's knowledge, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Corporation's common stock as of February 29, 2000.

             PROPOSAL FOR THE ELECTION OF DIRECTORS AND INFORMATION
                     WITH RESPECT TO DIRECTORS AND OFFICERS

CLASSIFICATION SYSTEM FOR THE ELECTION OF DIRECTORS

         The Corporation has a staggered system for the election of Directors. Directors are divided into three classes as nearly equal in number as possible. The Corporation has seven Directors, and they are elected to serve a three-year term. Directors Gary A. Clayman and Douglas J. Neuman have resigned from the Board of Directors effective April 30, 2000. The Board of Directors will thereafter consist of five members.

INFORMATION WITH RESPECT TO NOMINEES

         The following information is provided with respect to each Class III (term to expire in 2003) nominee for Director and each present and continuing Director whose term of office extends beyond the Annual Meeting of the Corporation's Shareholders. Those nominees receiving the greatest number of votes will be elected as Directors. There is no minimum number of votes required to elect a Director.


                                              PRINCIPAL
                                              ---------
                                              OCCUPATION AND BUSINESS
                                              -----------------------
              NAME & AGE                      EXPERIENCE                             DIRECTOR SINCE
              ----------                      ----------                             --------------
              Christopher J. Shaker           Attorney                                     1987
              (age 41)                        (Mr. Shaker is an attorney engaged
                                              in private law practice in Niles,
                                              Ohio)

              Robert I. Griffith, Jr.         President, Griffith Insurance                1992
              (age 50)                        Agency and Griffith, Stein &
                                              Vennitti Insurance Agency

      THE DIRECTORS UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF THIS PROPOSAL

INFORMATION WITH RESPECT TO DIRECTORS NOT STANDING FOR REELECTION

              Gary A. Clayman                 Vice President, Niles Iron & Metal           1995
              (age 45)                        Co.
              Term expires 2001

              Glenn E. Griffiths              President Security                           1988
              (age 60)                        Financial Corp. &
              Term Expires 2001               Security Dollar Bank


              Robert J. McClurkin             President, McClurkin Funeral                 1995
              (age 35)                        Home
              Term Expires 2001

              Douglas J. Neuman               Attorney                                     1980
              (age 47)                        (Mr. Neuman is an attorney engaged
              Term Expires 2002               in private law practice in Niles,
                                              Ohio)

              Peter P. Rossi, Jr.             President, Rossi & Son Memorial              1990
              (age 59)                        Chapel
              Term Expires 2002


           The business experience of each of the above-listed nominees and Directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and Directors has had the same position or another executive position with the same employer during the past five years.

         Shareholders desiring to nominate individuals to serve as Directors may do so by following the procedure outlined in the Corporation's Bylaws requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee.

SECURITY OWNERSHIP OF MANAGEMENT

         The table below sets forth the number and percentage of shares of common stock owned by the Directors and named Executive Officers of the Corporation. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns five percent or more of the Corporation's common stock.


                                       Shares of Corporation
                                       ---------------------
                                        Common Stock Owned                 Percentage of
                                        ------------------                 -------------
                                           Beneficially                      Beneficial
                                           ------------                      ----------
                                               as of                      Ownership as of
                                               -----                      ---------------
              Name & Age                 February 29, 2000               February 29, 2000
              ----------                 -----------------               -----------------
    Directors:
    Gary A. Clayman                             7,220(1)(8)                            1.99%
    Robert I. Griffith, Jr.                     2,993(2)(8)                             .83%
    Glenn E. Griffiths                          1,540(3)(8)                             .43%
    Robert J. McClurkin                         3,573(4)(8)                             .99%
    Douglas J. Neuman                           1,340(8)                                .38%
    Peter P. Rossi, Jr.                         9,693(5)(8)                            2.68%
    Christopher J. Shaker                       7,945(8)                               2.20%

    Non-Director Executive
    Managers:
    Fremont J. Camerino                           730                                   .20%
    Stephen K. Miller                             110(6)                                .03%
    Phillip M. Suarez                             266(7)                                .07%

    All Directors and Executive
    Officers as a Group (10
    persons)                                   35,410                                  9.79%

              (1) Includes 3,576 shares held jointly with spouse, 1,114 shares are held for the benefit of children, 400 shares held in spouse's IRA and 400 shares held in the named person's IRA accounts.
              (2) Includes 111 in the name of The Griffith Agency, 56 shares held for the benefit of children, 611 shares held by spouse and spouse's IRA and 710 held by an IRA for the benefit of the named person.
              (3) Includes 222 shares held by spouse.
              (4) Includes 1,209 held jointly with spouse, 854 held jointly with children, and 850 held by spouse.
              (5) Includes 5,028 shares held jointly with spouse and 2,142 held by controlled company.
              (6) Includes 8 shares held jointly with spouse, and 102 shares held by an IRA for the benefit of the named person.
              (7) Includes 266 shares held jointly with spouse.
              (8) Includes shares of common stock subject to options granted pursuant to the 1997 Stock Option Plan for which options are exercisable within 60 days of the voting record date.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         Committees

         The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Bylaws of the Corporation, the Board of Directors has appointed and maintains an Audit Committee. The Board of Directors does not have standing nominating or compensation committees or other committees performing similar functions.

         The Corporation's nominating function is performed by the Board of Directors. In conducting its nominating function, the Board of Directors of the Corporation is responsible for making annual nominations for Directors to fill vacancies created by expired terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. During 1999, the Board met once to consider and act upon the nomination of Directors.

         The Audit Committee reviews with the Corporation's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Corporation's internal auditing procedures; consults with the independent auditors and management with regard to the Corporation's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee is composed of all the Corporation's non-employee Directors. Mr. Robert I. Griffith, Jr., serves as the Chairman. The Audit Committee met 7 times during 1999.

         The Board of Directors acting as a whole is responsible for administering the Corporation's employee benefit plans; setting the compensation of the President & CEO; reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. Mr. McClurkin serves as the Chairman. The Board met twice during 1999 to consider compensation matters. To establish employee and executive officer salaries, the Corporation uses three
(3) compensation surveys, all of which include executive officer salary reviews:
Ohio Bankers Association, Ohio/Pennsylvania Personnel Group, and the Crowe Chizek 5-state Survey.

         The Board of Directors of the Corporation meets monthly for its regular meetings and upon call for special meetings. During 1999, the Board met 14 times. All Directors of the Corporation attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 1999.

Director Compensation

         Under the terms of the Corporation's 1997 Stock Option Plan, each non-employee Director received options on 1,060 shares of the Corporation's common stock on January 1, 1998. Thereafter, new non-employee Directors who have not previously been granted options under the terms of the 1997 Stock Option Plan will receive options for 1,060 shares on the first day of the year following their election to serve as a Director.

         Directors receive $400 per regular Director meeting attended and $300 for each meeting attended of the Bank Board's Executive Loan Committee. During 1999 there were 12 regular meetings of the Board of Directors and 24 Executive Loan Committee meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following remuneration table sets forth all direct remuneration paid by the Bank in 1999, 1998 and 1997 to the Corporation's President and Chief Executive Officer. No other Officers' total compensation exceeded $100,000 for the year ended 1999.

                           SUMMARY COMPENSATION TABLE


                                                                             Long-Term
                               Annual Compensation                         Compensation
   Name and                -----------------------------            Option #         All Other
Principal Position         Year       Salary        Bonus       Awards(shares)     Compensation
------------------         ----       ------        -----       -------------      ------------
Glenn E. Griffiths         1999       $94,647          -0-             -0-             $9,641(1)
President and Chief        1998       $96,723        6,413           1,060              11,002
Executive Officer          1997       $89,750       11,475             -0-              11,903

(1) Other compensation for 1999 included personal use of a company automobile ($1,597), life insurance ($1,841) and the amount contributed to the Corporation's "401k profit sharing plan" during 1999 ($6,203).


1999 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth the number and value of all unexercised stock options held by the Corporation's President and Chief Executive Officer at year-end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Corporation's stock on December 31, 1999. In addition, the table sets forth the number of options exercised, if any, during the year and indicates the amount of value realized upon such exercise.



-------------------------------------------------------------------------------------------------------------------
                                                                       Number (#) of          Value ($) of
                                                                        Unexercised           Unexercised
                                                                         Options-               Options-
                                                                         12/31/99             12/31/99(1)
                                                                       -------------         --------------
                           Shares Acquired           Net Value($)      Exercisable/          Exercisable/
      Name                    on Exercise            Realized          Unexercisable         Unexercisable
      ----                 --------------            --------          -------------         -------------
Glenn E. Griffiths                 0                       0           212                   1,760

                                                                       848                   7,038



(1) Represents estimated market value of the Corporation's common stock at December 31, 1999, less the exercise price.
--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors of the Corporation and their associates were customers of, and have had transactions with, the Corporation in the ordinary course of business during 1999.

         These transactions consisted of extensions of credit by the Corporation in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons. In the opinion of the management of the Corporation, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The Corporation expects to have, in the future, banking transactions in the ordinary course of its business with Directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time of comparable transactions with others.

         Director Neuman through his law firm of Westenfield, Neuman & Parry performed services for the Corporation during 1999. During 1999 the gross legal fees paid by the Corporation to Director Neuman's law firm were $26,053. Mr. Neuman received additional direct compensation of $4,008 as a retainer for legal services to the Corporation during 1999, and $4,621 in health insurance benefits.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that during 1999 all Section 16(a) reporting requirements applicable to its officers and Directors were satisfied on a timely basis except for late reports filed by the following Directors or officers: Christopher J. Shaker (1 report; 1 transaction); and Stephen K. Miller (2 reports; 1 transaction). The Corporation has no shareholders who are ten percent beneficial owners.

                              SELECTION OF AUDITORS

         Crowe, Chizek and Company, LLP was appointed to serve as the Independent Auditor for the Corporation and its subsidiary for the fiscal year ended December 31, 1999, and has been appointed to serve as the Independent Auditor for the Corporation and its subsidiary for the fiscal year ended December 31, 2000. A representative of Crowe Chizek and Company, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to have the opportunity to make any statements he considers appropriate.

         S. R. Snodgrass, A.C. acted as independent auditors for the fiscal year ended December 31, 1998. Upon recommendation of the Audit Committee, the Board of Directors dismissed S. R. Snodgrass, A.C. and selected Crowe, Chizek and Company, LLP as independent auditors for the Corporation. During the two most recent fiscal years and any subsequent interim period, there have been no disagreements with S. R. Snodgrass, A.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure or any reportable events. S. R. Snodgrass, A.C.'s report on the financial statements for the Corporation's year ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                              SHAREHOLDER PROPOSALS

         If any stockholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 2001, the proposal must be received by the Secretary of the Corporation at the principal executive offices of the Corporation, 1 South Main Street, Niles, Ohio, 44446 prior to the close of business on November 30, 2000. On any other proposal raised by a stockholder for next year's annual meeting, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than February 14, 2001.

         The Corporation's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as Director. In order to make a Director nomination at a stockholder meeting, it is necessary that you notify the Corporation not fewer than 14 days in advance of the meeting unless the Corporation provides stockholders less than 21 days notice of the meeting, and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Corporation's Bylaws. Any stockholder who wishes to take such action should obtain a copy of the Bylaws and may do so by written request addressed to the Secretary of the Corporation at the principal executive offices of the Corporation.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A COPY OF THE CORPORATION'S 1999 REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ON FORM 10-KSB, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS ON REQUEST. Address all requests, in writing, for this document to: Lynn M. Bowers, Corporate Secretary, Security Financial Corp., 1 South Main Street, Niles, Ohio 44446.

                            SECURITY FINANCIAL CORP.
                                NILES, OHIO 44446

                                      PROXY
                       PLEASE SIGN AND RETURN IMMEDIATELY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 25, 2000


         The undersigned hereby appoints ROBERT I. GRIFFITH, JR., ROBERT J. MCCLURKIN AND PETER P. ROSSI, JR., or any one of them (with full power of substitution for me and in my name, place and stead), to vote all the common stock of said Corporation, standing in my name on its books on February 29, 2000, at the stockholders meeting, to be held at the SECURITY DOLLAR BANK, ONE SOUTH MAIN STREET, NILES, OHIO ON APRIL 25, 2000 AT 3:30 P.M. (local time), or any adjournments thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.       ELECTION OF TWO DIRECTORS TO CLASS III

         The Board of Directors recommends a vote for the election of directors. Nominees are:

         Nominees:         Christopher J. Shaker and Robert I. Griffith, Jr.

         For All the Nominees         Withholding Authority for All the Nominees

                [ ]                                      [ ]

         (To withhold authority to vote for any one or more nominees, draw a line through such nominee's name.)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy will be voted as directed above, and if no direction is given, will be voted FOR PROPOSAL 1.


Dated:  ______________, 2000               _____________________________________

                                           _____________________________________
                                                Signature(s) of stockholder(s)



          This proxy must be signed exactly as the name appears hereon.
               (When signing as Attorney, Executor, Administrator,
                   Trustee, Guardian, please give full title.
                   If more than one Trustee, all should sign.
                          All joint owners must sign.)